SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


       Date of Report (Date of earliest event reported): February 16, 1999


                             SUPERIOR SERVICES, INC.
             (Exact name of registrant as specified in its charter)



          Wisconsin                  0-27508                 39-1733405
        --------------            ---------------           --------------
       (State or other           (Commission File           (IRS Employer
       jurisdiction of                Number)            Identification No.)
       incorporation)

                        One Honey Creek Corporate Center
                        125 South 84th Street, Suite 200
                           Milwaukee, Wisconsin 53214
                  ---------------------------------------------
           (Address of principal executive offices including zip code)
                                 (414) 479-7800
                            ------------------------
                         (Registrant's telephone number)

ITEM 5.       OTHER EVENTS.

       The following table presents the Company's restated unaudited consolidated quarterly results and the percentages of revenues represented by the individual line items reflected in the Company's consolidated statements of operations for each of the four quarters in the years ended December 31, 1998 and December 31, 1997. The restated results and percentages give retroactive effect to reflect the Company's acquisition of Resource Recovery Transfer & Transportation, Inc. completed on June 27, 1997; Alabama Waste Systems, Inc. ("AWS") and Acmar Regional Landfill, Inc. completed on March 31, 1998; South Lake Refuse Service, Inc. and Commercial Refuse, Inc. completed on August 17, 1998; Gopher Disposal, Inc., Eagle Environmental, Inc., Materials Recovery, Ltd. and Watson's Rochester Disposal, Inc. completed on August 26, 1998; Wilson Waste Systems, Inc. completed on August 31, 1998; PenPac, Inc., Heritage Recycling, Inc., Iorio Carting, Inc., ACS Services, Inc., Recycling Techniques, Inc., Iocal Associates, Advanced Waste Technologies, Inc., Baray, Inc., and Nicholas Enterprises, Inc. completed on September 30, 1998, and GeoWaste Incorporated ("GeoWaste") completed on October 30, 1998, all of which were accounted for as poolings of interest. This information has been presented on the same basis as the Company's audited consolidated financial statements and, in the Company's opinion, contains all necessary adjustments (consisting only of normal recurring adjustments) to present fairly the Company's unaudited quarterly results when read in conjunction with the Company's audited financial statements and notes thereto. Interim operating results, however, are not necessarily indicative of the Company's results for any future period.



                                                                   Three months ended
-----------------------------------------------------------------------------------------------------------------------------
                                   March 31, 1997            June 30, 1997        September 30, 1997     December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
                                                          (In thousands, except per share data)

Revenues                        $47,935       100.0%     $63,882       100.0%    $71,684      100.0%     $69,740       100.0%

Expenses:

  Cost of operations             26,962        56.2       36,235        56.7      41,215        57.5      39,965        57.3

  Selling, general and
    administrative expenses       8,652        18.0        9,686        15.2       9,547        13.3      10,573        15.2

  Unusual charges                 1,083         2.3           -           -           -           -        1,790         2.6

  Merger costs                        -           -        1,035         1.6          -           -           -            -

  Depreciation and amortization   6,554        13.7        7,698        12.1       9,171        12.8       8,974        12.9
                                -------       -----       ------      ------      ------       -----     -------       -----

Operating income                  4,684         9.8        9,228        14.4      11,751        16.4       8,438        12.1

Other income:

  Interest expense                 (668)       (1.4)        (899)       (1.4)     (1,081)       (1.5)       (792)       (1.1)

  Other income (expense), net       379         0.8          (28)          -         538         0.8         999         1.4
                                -------       -----       ------      ------      ------       -----     -------       -----

Income before income taxes        4,395         9.2        8,301        13.0      11,208        15.6       8,645        12.4

Income taxes                      1,720         3.6        3,029         4.7       4,038         5.6       4,125         5.9
                                -------       -----       ------      ------      ------       -----     -------       -----

Net income                       $2,675         5.6%      $5,272         8.3%     $7,170        10.0%     $4,520         6.5%
                                =======       =====       ======      ======      ======       =====     =======       =====

Earnings per share - diluted      $0.10                    $0.19                   $0.26                   $0.14
                                =======                   ======                  ======                 =======

Weighted average shares
outstanding                      26,871                   27,071                  28,034                  31,786
                                =======                   ======                  ======                  ======
Pro Forma(1):
  Net income                     $3,176                   $5,478                  $6,559                  $6,120
                                =======                   ======                  ======                  ======

Earnings per share - diluted      $0.12                    $0.20                   $0.23                   $0.19
                                =======                   ======                  ======                  ======



                                                                   Three months ended
-----------------------------------------------------------------------------------------------------------------------------
                                   March 31, 1997            June 30, 1997        September 30, 1997     December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
                                                          (In thousands, except per share data)


Revenues                        $68,163        100.0%    $81,462       100.0%    $84,255       100.0%    $85,793        100.0%

Expenses:

  Cost of operations             39,879         58.5      46,825        57.5      48,086        57.1      50,174         58.5

  Selling, general and
   Administrative expenses       10,007         14.7       9,667        11.9      10,213        12.1      10,337         12.0

  Merger costs                    1,543          2.3         315         0.4       5,595         6.6       3,146          3.7

Depreciation and amortization     9,338         13.7       9,977        12.2       9,661        11.5      10,145         11.8
                               --------      -------     -------      ------     -------      ------     -------        -----

Operating income                  7,396         10.9      14,678        18.0      10,700        12.7      11,991         14.0

Other income:

  Interest expense                 (928)        (1.4)       (815)       (1.0)       (554)       (0.7)       (819)        (1.0)

                                                                                                                            -
  Other income (expense), net       538          0.8         460         0.6        (56)       (0.1)         (30)
                               --------      -------     -------      ------     ------       ------     -------        -----

Income before income taxes        7,006         10.3      14,323        17.6      10,090        12.0      11,142         13.0

Income taxes                      3,687          5.4       5,676         7.0       7,267         8.6       5,430          6.3
                               --------      -------     -------      ------     -------      ------     -------        -----

Net income                       $3,319         4.9%      $8,647       10.6%      $2,823        3.4%      $5,712         6.7%
                               ========      =======     =======      =====      =======      ======     =======        =====

Earnings per share - diluted      $0.10                     0.26                   $0.09                   $0.18

Weighted average shares
  outstanding                    32,311                   32,643                  32,655                  32,626
                               ========                  =======                 =======                 =======

Pro Forma(1):
  Net income                     $5,041                   $8,552                  $9,300                  $8,355
                               ========                  =======                 =======                 =======

  Earnings per share - diluted    $0.16                    $0.26                   $0.28                   $0.26
                               ========                  =======                 =======                 =======


(1) Pro forma financial information is presented to reflect net income and earnings per share exclusive of merger costs incurred in connection with the acquisitions of the "pooled companies" and cumulative deferred tax provisions for those companies which were Subchapter S corporations prior to their acquisition. Pro forma net income includes federal and state income tax provisions for 1998 and 1997 as if those companies reported as C corporations. Additionally, pro forma net income for the year ended
      December 31, 1997 is presented exclusive of non-recurring charges related to a litigated settlement by AWS and the loss associated with the discontinuation and disposal of a business by GeoWaste prior to their respective acquisition by with the Company.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 1999

                                       SUPERIOR SERVICES, INC.

                                       By: /s/ George K. Farr
                                                George K. Farr
                                                Chief Financial Officer

Exhibit
   No.   Description

27.1     Financial Data Schedule [to be filed by amendment to this Form 8-K]